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                     SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

                         (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (Section Mark)240.14a-11(c) or
    (Section Mark)240.14a.12

                           CCAIR, INC.
         (Name of Registrant as Specified In its Chapter)

                           CCAIR, INC.
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(4), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i) (3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1) Title of each class of securities to which transaction applies: Common Stock

2)  Aggregate number of securities to which transaction applies:
Not Applicable

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1) Not Applicable

4)  Proposed maximum aggregate value of transaction:  Not
Applicable

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1)  Amount Previously Paid:  $125
2)  Form, Schedule or Registration Statement No.: Not Applicable
3)  Filing Party:  Not Applicable
4)  Date Filed:  Not Applicable

   1 Set forth the amount on which the filing fee is calculated and state how it was determined.

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                                   APPENDIX


                                  CCAIR, INC.                              PROXY
                        4700 YORKMONT ROAD, SECOND FLOOR
                        CHARLOTTE, NORTH CAROLINA 28208
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned stockholder of CCAIR, Inc. (the "Company") hereby constitutes and appoints Kenneth W. Gann and Peter J. Sistare, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated below, all the shares of Common Stock of the Company held of record by the undersigned on September 22, 1995 at the Annual Meeting of the Stockholders of the Company to be held on November 16, 1995 and at any and all adjournments thereof.
1. PROPOSAL TO ELECT THE FIVE NOMINEES LISTED BELOW AS DIRECTORS TO SERVE FOR A TERM EXPIRING AT THE ANNUAL MEETING FOR THE FISCAL YEAR ENDING JUNE 30, 1996 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.
[ ] FOR all nominees listed      [ ] WITHHOLD AUTHORITY to vote for all nominees
                                     listed below
(except as marked to the contrary below)
(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)
NOMINEES: Kenneth W. Gann, Dean E. Painter Jr., John A. Adams, K. Ray Allen and Gordon Linkon.
2. PROPOSAL TO AMEND THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK BY 200,000 FOR WHICH OPTIONS CAN BE GRANTED.
                [ ] FOR                [ ] AGAINST                [ ] ABSTAIN
3. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1996.
                [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

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    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, IN THEIR SOLE DISCRETION.
                                         Dated:                          , 1995.
                                               Signature of Stockholder(s)
                                         Please sign exactly as name appears on
                                         this proxy. When shares are held by
                                         joint tenants, both should sign. When
                                         signing on behalf of a corporation or
                                         partnership, or as attorney, agent or
                                         fiduciary, please indicate the capacity
                                         in which you are signing.
   PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE
                               ENCLOSED ENVELOPE.